JWB AGGRESSIVE GROWTH FUND
                               Shareholders Report

Dear Shareholders,

The year ending December 31, 1998, proved to be a volatile year for the fund. We believe using the same diligent fundamental analysis to purchase only the most well managed companies in the market, which show strong future growth patterns relative to the companies current price, will hopefully allow us to repeat 1997 results in 1999 (which was a banner year for the fund). In 1999, we will be increasing our efforts to market the Fund in light of our great return.

This year's economy appears to be comparable to last year's economy, with the exception of a volatile bond market crushing the markets sporadically throughout 1999. The American economy's pace should not slow down significantly, due to Asian economic problems (at least for the first 3 quarters of the year). We expect earnings to stay strong for companies who manage their debt and have no more than 10% of their business dealings in Asia to lead the market, and thus pull the markets in an upward swing (while the weekly markets exhibit schizophrenic volatility). This all means - we should be fine for the first three quarters.

We would like to give thanks to the shareholders for their commitment and belief in the Fund and hope you will benefit from our hard work and diligence in the future.

Sincerely,


/s/ John W. Bagwell
____________________________________
John W. Bagwell, CEO & Trustee
JWB Aggressive Growth Fund


February 26, 1998

JWB Aggressive Growth Fund
                                                      Schedule of Investments
                                                            December 31, 1998

-----------------------------------------------------------------------------
Shares/Principal Amount                            Market Value   % of Assets
-----------------------------------------------------------------------------
Aircraft
 280    Gulfstream Aerospace Corp *                      14,910        4.48%

Aircraft & Parts
 100    Allied Signal                                     4,431        1.33%

Ammunition, Except for Small Arms
 372    Safety & Components *                             5,906        1.77%

Computer Peripheral Equipment, Nec
 315    Zebra Technologies Corp Cl A *                    9,056        2.72%

Help Supply Services
 100    Manpower Inc.                                     2,519        0.76%

Hospital and Medical Service Plans
 100    Trigon Healthcare Inc *                           3,731        1.12%

Information Retrieval Services
 100    CMG Info Systems *                               10,650
 100    Yahoo *                                          23,694
                                                      ---------
                                                         34,344       10.31%
National Commercial Banks
 375    City National                                    15,609        4.69%

Perfumes, Cosmetics, and Other Toilet Preparations
 100    Procter & Gamble Co.                              9,131        2.74%

Petroleum Refining
 132    BP/Amoco Plc                                     12,075
 200    Mobil Corp.                                      17,425
                                                      ---------
                                                         29,500        8.86%
Pharmaceutical Preparations
 300    Schering-Plough Corp.                            16,575        4.98%

Photographic Equipment and Supplies
 125    Eastman Kodak Co.                                 9,000        2.70%

Prepackaged Software
 400    Oracle Corp. *                                   17,250        5.18%

Semiconductors and Related Devices
 100    Novellus Systems Inc. *                           4,950        1.49%

Soaps and Other Detergents
 100    Colgate-Palmolive Co.                             9,288        2.79%


* Non-Income producing securities.

   The accompanying notes are an integral part of the financial statements.

JWB Aggressive Growth Fund
                                                      Schedule of Investments
                                                            December 31, 1998

-----------------------------------------------------------------------------
Shares/Principal Amount                            Market Value   % of Assets
-----------------------------------------------------------------------------
Stationery Stores
 100    Office Max *                                      1,225        0.37%

Telephone Communications
 100    American Telephone & Telegraph                    7,525
 300    Bellsouth Corp.                                  14,962
 150    U.S. West Inc.                                    9,694
                                                      ---------
                                                         32,181        9.66%
Transportation Equipment and Supplies
 300    Shell Transport & Trading Plc                    11,156        3.35%

No Classification
 100    Anika Research *                                    538
 600    Suburban Lodges *                                 4,913
 100    Tekelac *                                         1,656
                                                      ---------
                                                          7,107        2.13%
 Cash and Equivalents
 6,480  Bank of Boston                                    6,480        1.95%

        Total Investments (cost 173,398)                244,349       73.38%

        Other Assets Less Liabilities                    88,642       26.62%

        Net Assets - Equivalent to $9.24 per share on   332,991      100.00%


* Non-Income producing securities.

   The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
   December 31, 1998

Assets:
     Investment Securities at Market Value       $244,349
          (Identified Cost - 173,398)
     Cash                                               -
     Receivables:
          Investment Securities Sold                3,955
          Dividends and Interest                       54
          From Advisor                             83,399
     Organization Costs (Net)                       8,727
                                                ---------
               Total Assets                       340,484
Liabilities
     Payables:
          Investment Securities Purchased               -
          Shareholder Distributions                     -
          Accrued Expenses                          7,493
                                                ---------
               Total Liabilities                    7,493

Net Assets                                       $332,991
Net Assets Consist of:
     Capital Paid In                              315,933
     Accumulated Realized Gain (Loss)
       on Investments - Net                       (53,893)
     Unrealized Appreciation in Value
       of Investments Based on
       Identified Cost - Net                       70,951
                                                ---------
Net Assets, for 36,020 Shares Outstanding        $332,991
Net Asset Value and Redemption Price
     Per Share ($332,991/36,020 shares)              9.24
Offering Price Per Share                             9.24







   The accompanying notes are an integral part of the financial statements.

Statement of Operations
   For year ending December 31, 1998

Investment Income:
     Dividends                                      2,521
     Interest                                       3,239
                                                ---------
          Total Investment Income                   5,760
Expenses
     Management fees                                3,548
     Transfer agent fees                           18,198
     Accounting fees                               19,250
     Distribution fees                             18,292
     Legal fees                                    21,097
     Custody fees                                   3,025
     Registration fees                              5,000
     Organizational expenses                        3,906
     Audit fees                                     9,000
     Administrative fees                            3,193
     Miscellaneous expenses                         2,351
                                                ---------
          Total Expenses                          106,860
     Reimbursed Fees                              (98,639)
                                                ---------
          Total Expenses after Reimbursements       8,221

Net Investment Income                              (2,461)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments          (53,927)
     Unrealized Gain (Loss) from Appreciation
     (Depreciation) on Investments                 47,532
                                                ---------
Net Realized and Unrealized Gain (Loss) on
     Investments                                   (6,395)

Net Increase (Decrease) in Net Assets from
     Operations                                    (8,856)







   The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
                                                        1/1/98        1/1/97
                                                          to            to
                                                       12/31/98      12/31/97
                                                       --------      --------
From Operations:
     Net Investment Income                              (2,461)       (4,223)
     Net Realized Gain (Loss) on Investments           (53,927)      125,060
     Net Unrealized Appreciation (Depreciation)         47,532         6,890
                                                       -------       -------
     Increase (Decrease) in Net Assets from Operations  (8,856)      127,727
From Distributions to Shareholders
     Net Investment Income                                   0      (105,831)
     Net Realized Gain (Loss) from Security Transactions     0             0
                                                       -------       -------
     Net  Increase (Decrease) from Distributions             0      (105,831)
From Capital Share Transactions:
     Proceeds from shares sold                               0        11,000
     Proceeds from Reinvestment of Dividends/Capital Gains   0       105,831
     Shares redeemed                                   (31,688)     (207,426)
                                                       -------       -------
                                                       (31,688)      (90,595)

Net Increase  in Net Assets                            (40,544)      (68,699)
Net Assets at Beginning of Period                      373,535       442,234
Net Assets at End of Period                            332,991       373,535
                                                       =======       =======





   The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

                                                       1/1/98  1/1/97   3/28/96
                                                         to      to       to
                                                     12/31/98 12/31/97 12/31/96
                                                     -------- -------- --------
Net Asset Value -
     Beginning of Period                                9.39    9.42    10.00
Net Investment Income                                  (0.04)  (0.11)   (0.03)
Net Gains or Losses on Securities
     (realized and unrealized)                         (0.11)   3.78    (0.55)
                                                      ------  ------   ------
Total from Investment Operations                       (0.15)   3.67    (0.58)
Dividends
     (from net investment income)                       0.00   (3.70)    0.00
Distributions (from capital gains)                      0.00    0.00     0.00
Return of Capital                                       0.00    0.00     0.00
                                                      ------  ------   ------
     Total Distributions                                0.00   (3.70)    0.00
Net Asset Value -
     End of Period                                      9.24    9.39     9.42
Total Return                                           -1.60%  38.75%   -5.80%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                   333     374      442
Before reimbursements
   Ratio of Expenses to Average Net Assets             30.54%  11.17%    8.04%
   Ratio of Net Income to Average Net Assets          (28.90)% (0.59)%  (0.23)%
After reimbursements
   Ratio of Expenses to Average Net Assets              2.35%   2.35%    2.35%
   Ratio of Net Income to Average Net Assets           (0.70)% (0.59)%  (0.23)%
Portfolio Turnover Rate                               176.97%  44.34%  181.79%




   The accompanying notes are an integral part of the financial statements.

JWB Aggressive Growth Fund
                                                   Notes to Financial Statements
                                                               December 31, 1998




1.)   SIGNIFICANT ACCOUNTING POLICIES

  JWB Aggressive Growth Fund (the "Fund") is a, diversified open-end management investment company that consists of one portfolio. The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940. The Fund is authorized to issue an unlimited number of shares. The investment objective of the Fund is capital appreciation. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles for regulated investment companies. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The  Fund  intends to invest in a wide variety of equity and debt  securities.
  The  investments  in  securities are carried  at  market  value.   The  market
  quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  DEFERRED ORANIZATION EXPENSE:
  Costs incurred by the Fund in connection with it's organization and initial registration of shares have been deferred and are being amortized on a straight line basis over a five year period.


2.)  INVESTMENT ADVISORY AGREEMENT

  Investment  Management  Fee:  Under the terms  of  the  investment  management agreement, the Advisor has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Advisor will receive a fee, for the performance of its services at an annual rate of 1% of average daily net assets. The fee will be accrued daily and paid monthly. An investment management fee of 3,548 was accrued but none paid for the period December 31, 1998. The Advisor had agreed to limit the Fund's expenses to 2.35% of the Fund's average daily net assets. The Advisor reimbursed the Fund and waived fees and expenses totaling $98,639 for the year ended December 31, 1998.

JWB Aggressive Growth Fund
                                                   Notes to Financial Statements
                                                               December 31, 1998

  Administration Fee: The Fund has an administration agreement with JWB Management Corporation (the "Administrator"), an affiliate of the Advisor, to provide certain administrative and shareholder services, subject to the supervision and direction of the Board of Trustees of the Fund. The Administrator provides or contracts for a variety of services, including monitoring the financial, accounting and administrative transactions of the Fund, preparation of materials for meetings of the Board of Trustees, coordinating the preparation of the semi-annual and annual financial statements, preparation of tax returns and monitoring compliance procedures for the Fund. In addition, the Administrator pays for certain expenses borne by the Fund including the charges and expenses of the transfer agent, legal expenses, the costs incurred in the preparation and mailing of the Fund's prospectus and sales and promotional material, and other miscellaneous expense not borne by the Fund. For these services, the Fund pays the Administrator a fee, which is calculated daily and paid monthly, equal to an annual rate of .90% of average daily net assets. An administrative fee of $3,193 was accrued but none paid for the period ended December 31, 1998. Certain officers and directors of the Fund are officers and directors of the Manager.


3.)  RELATED PARTY TRANSACTIONS

  Certain owners of JWB Investment Advisory & Research, Inc. (the Advisor and Administrator) are also owners and/or directors of the JWB Aggressive Growth Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

  As of December 31, 1998, FTC DataLynx Co. owned 37% of the shares and The First National Bank of Boston owned 39% of the shares. These individuals were considered control persons as defined under Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.


4.)  CAPITAL STOCK AND DISTRIBUTION

  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $297,235. Transactions in common stock were as follows:

	Shares sold                                  0
	Shares issued to shareholders in
	  reinvestment of dividends                  0
                                               --------
                                                     0
        Shares redeemed
                                                (3,851)
                                               --------
        Net Increase (Decrease)                 (3,851)
        Shares Outstanding:
        Beginning of Period                     39,771
                                               --------
        End of Period                           36,020
                                               ========


5.)   PURCHASES AND SALES OF SECURITIES

  During the year ending December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $448,764 and $416,879 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE

  There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1998.

JWB Aggressive Growth Fund
                                                   Notes to Financial Statements
                                                               December 31, 1998


7.)   SECURITY TRANSACTIONS

  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.
  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

             Appreciation    (Depreciation)   Net Appreciation(Depreciation)
             ------------    --------------   ------------------------------
                71,008            (57)                    70,951

8.)  RECLASSIFICATION OF CAPITAL ACCOUNTS

  The  Fund  has  adopted Statement of Position 93-2, Determination,  Disclosure
  and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and paid in capital have adjusted as of December 31, 1998 in the following amounts. These restatements did not affect net investment income, net realized gain
  (loss) or net assets for the year ended December 31, 1998.

        Undistributed Net Investment Loss      Paid in Capital
        ---------------------------------      ---------------
                   5,474                             (5,474)

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors
JWB Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities of JWB Aggressive Growth Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the two years then ended and the period from March 28, 1996 (commencement of operations) to December 31, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JWB Aggressive Growth Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from March 28, 1996 (commencement of operations) to December 31, 1996 in the period then ended, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 25, 1999